Exhibit (c)(4)
8 Jan 2010 12:09 1/55 PRELIMINARY DRAFT [Graphic Appears Here] Initial Study Prepared for the Atlas Special Committee Goldman, Sachs & Co. August 11, 2009
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8 Jan 2010 12:09 2/55 PRELIMINARY DRAFT Disclaimer [Graphic Appears Here] se. tax y not no not The and an these purpo of future has are ion”) solely income kind. does by Confidential vailable to tax analyses) , investment activities GS and other any assuming mation may not be state of her obligations) of ounting and other suggested person Information The for any and brokerage without limitation information. than other Company. ee”) of Atlas (the “Company”) in upon income any such any Confidential financing, assumed, or the relied federal and any favorable the to or imposing for less in US GS hedging, tes or any currency or commodity that may be upon or Company available used the ordinary course of these activities and services, liability the analyses be or relied more any of ors (the “Special Committ person, person any kind (including tax opinions and other without has The may any management, GS assume liabilities law. that to structure, risk significantly any other not be and tax any disclose Information, does may assets under alternative by and ial banking and financial advisory services, securities trading counseling, s persons and entities. In the positions and investments, as well as actively trade or effect transactions, in any of their respective affilia leteness of all of the financial, legal, regulatory, tax, acc GS ll not be on behalf of the Company. Analyses based upon forecasts rities) and financial instruments (including bank loans and ot and which the person other sumes no responsibility for updating or revising the Confidential Information. upon of any treatment ect to, and governed by, any written agreement between the Company, the Board benefits GS, results are materially different from those forecast. any relied Company may Confidential results, or to tax by or the the future appraisal to such or monetary, market and other conditions as in effect on, and the information made a planning, unt and for the accounts of their customers. business decision of the Company to engage in any transaction, or the relative merits of any to reviewed actual Company compared contrary, action described herein and all materials of preparing or the as In of disclosed the relating financial her party to any transaction and with evaluation of to herein publicly, herein Company investment, sources. discussed indicative solvency to to other independent the the to, referred referred anything to principal necessarily an and/or provided made evaluate or provided not to alternative are not are Confidential Information, including this disclaimer, is subj has Goldman, Sachs & Co. (“GS”) has prepared and provided these materials and GS’s related presentation (the “Confidential Informat for the information and assistance of the Special Committee of the Board of Direct connection with its consideration of the matters referred to herein. Without GS’s prior written consent, the Confidential Infor circulated Notwithstanding treatment and tax structure of any trans that and/or any committee thereof, on the one hand, and GS, on the other hand. GS and its affiliates are engaged in investment banking, commerc management, other financial and non-financial activities and services for variou GS and its affiliates may at any time make or hold long or short the equity, debt and other securities (or related derivative secu third parties, the Company, any ot involved in any transaction for their own acco The Confidential Information has been prepared and based on information obtained by GS from publicly available sources, the Company’s management responsibility for independent verification, the accuracy and comp information provide accounting, tax, legal or regulatory advice. GS’s role in any due diligence review is limited solely to performing such a review as it shall deem necessary to support its own advice and analysis and sha results analyses, and GS does not assume responsibility if future GS obligation appraisals nor do they necessarily reflect the prices at which businesses or securities actually may be sold or purchased. The Confidential Information does not address the underlying strategic Information is necessarily based on economic, GS as of, the date of such Confidential Information and GS as
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8 Jan 2010 12:09 3/55 Table of Contents [Graphic Appears Here] EV-DO Market Femto Market Supporting Materials Industry Overview A. B. Overview of Atlas Projections Per Atlas Management Market Perspectives and Valuation Analyses Selected Alternatives for Atlas Appendix A: I. II. III. IV. PRELIMINARY DRAFT may s) agent out Goldman other and representatives, employees, your of each (and you e tax treatment and tax structure of the transaction and all materials of any kind law, securities applicable with compliance enable Goldman Sachs does not provide accounting, tax, or legal advice. Notwithstanding anything in this document to the contrary, and except as to (including tax opinions and other tax analyses) that are provided to you relating to such tax treatment and tax structure, with required disclose to any and all persons the US federal income and stat Sachs imposing any limitation of any kind.
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8 Jan 2010 12:09 1/55 PRELIMINARY DRAFT [Graphic Appears Here] Industry Overview I. 1 Industry Overview
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8 Jan 2010 12:09 2/55 [Graphic Appears Here] Atlas Markets EV-DO Wireless Market • traffic to data shifts wireless investment (Nortel) by driven as customer decline market in OEM Core Market LTE Single • Key Opportunities • growth done been traffic business has upgrades data to margin investment high product exposure / R&D Regular of Direct Software Bulk • [Graphic Appears Here] [Graphic Appears Here] Key Threats • fall-off accelerate concentration decline could in LTE bankruptcy market to customer End Shift Nortel End • [Graphic Appears Here] 629.6mm by ‘10 PRELIMINARY $ Key Opportunities Key Threats DRAFT Femto Market New market will be driven by carrier 129.1mm ‘09 grows to Potential high growth market Early lead in CDMA Strong channel partners — deployment decisions $ — 2009E Atlas Billings Atlas 2013E Atlas Billings • market UMTS uncertain larger high still in competitive highly traction very cost size Market Limited Potentially Component • Femto market estimates based on ABI Research (Q1 2009) Gross Billings which do not include Management Corporate Risk Adjustments (if Management Corporate Risk Adjustments included, total Billings would be $162mm and $490mm for 2009E and 2013E, respectively). Source: Atlas projections per Atlas Management (Base Case) based on Atlas Management presentations to Atlas Board of Directors (2013E from 15-May-2009 Strategy Review, 2009E from 28-Jul-2009 Board of Directors presentation), [1] 2 Industry Overview
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8 Jan 2010 12:09 3/55 PRELIMINARY DRAFT [Graphic Appears Here] EV-DO Market A. 3 Industry Overview
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8 Jan 2010 12:09 4/55 PRELIMINARY DRAFT EV-DO Market Drivers and Expectations ($ in billions) [Graphic Appears Here] [Graphic Appears Here] Market Expectations for Global CDMA / EV-DO Infrastructure Spending of ARPU for been aggressive bringing business [Graphic Appears Here] 5.8 $ biggest driver but future growth % of total 5.4 $ until 2013 availability by Verizon remains a key 2009 2008 2011 2010 2013 2012 infrastructure spending based on Gartner (May 2009) DO - EV / CDMA Source: 4 Industry Overview
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8 Jan 2010 12:09 5/55 EV-DO Market Key U.S. Customers [Graphic Appears Here] PRELIMINARY DRAFT Atlas End Customer Concentration Key End Market Customers [Graphic Appears Here] [Graphic Appears Here] [1] 100% of EV-DO products sold in CDMA carriers Impact of Ericsson Acquisition of Nortel CDMA Business [Graphic Appears Here] • the $7.5bn in LTE • Carrier deploying Capex: Wireless Wireless ‘09 Largest U.S. Aggressively • [Graphic Appears Here] Development, purchase and sale for CDMA EV-DO Atlas Management expects contract to be assumed, Atlas Management estimates some risk to the products cured and assigned $36.4mm being negotiated Ericsson indicated to Atlas Management that Atlas Atlas Management plans to begin negotiations on Risk of Ericsson accelerating LTE contract is key contract design and $36.4mm in receivables plus interest owed to Atlas — — — . Management Atlas Per Source: Companies’ filings, Wall Street Research [1] Exhibit c—4 .pdf • the LTE on on in / $1.6bn 4G $0.7bn $0.5bn regional carrier position on Verizon negative miss Verizon pure Capex: CDMA Capex: and stock Capex: and financial intentions Sprint flow earnings Sprint remaining Wireless largest Wireless cash Wireless ‘09 nd ‘09 Behind Still Recent ‘09 Behind Last • U.S. Difficult Unclear EV-DO pressuring EV-DO carrier • 5 Industry Overview
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8 Jan 2010 12:09 6/55 PRELIMINARY DRAFT LTE Transition Remains a Key Risk [Graphic Appears Here] U.S. LTE Subscriber Expectations (‘000s) 46,786 Key Announcements Operators LTE Deployment Plan Commercial Target AT&T RFP (2008, 3Q), Trial (2009, 3Q), Large market trial (2010) 2011 • Trial RFP 2Q) 2.6GHz, 2.1GHz, (2009, (Europe): (USA): Trial 3Q) 3Q), T-Mobile (2009, T-Mobile (2008, • Europe (2010 1Q) USA (2011 2Q) T-Mobile Verizon End of 2009 or Early 2010 16,141 eNodeB: Alcatel-Lucent, Ericsson ePC: Alcatel-Lucent, Ericsson, Starent Networks IMS: Alcatel-Lucent, Nokia Siemens Networks Aggressive roll-out schedule Selected LTE vendors (Feb, Launch commercial service in 2 cities in 2009, 25~30 cities in 2010, National coverage by 2015 using 700MHz spectrum acquired 2009) — — — 5,182 1,540 2011 228 [Graphic Appears Here] 2010 2012 2013 2014 Source: Informa Telecoms & Media (June 10, 2009). Companies’ public announcements 6 Industry Overview
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8 Jan 2010 12:09 7/55 PRELIMINARY DRAFT [Graphic Appears Here] Femto Market B. 7 Industry Overview
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8 Jan 2010 12:09 8/55 PRELIMINARY DRAFT Overview of Femto Market (Units in millions) [Graphic Appears Here] Market Size [1] Observations 2009 Composition CDMA 50% WCDMA / HSDPA 50% [Graphic Appears Here] Verizon, Sprint, KDDI New market with unproven demand CDMA market likely to expand first but will Customer orders beginning to happen in CDMA UMTS still waiting on standard to be set but trials Ultimate uptake difficult to gauge Technology industry riddled with promising markets that fail to materialize ultimately be smaller than UMTS — happening at AT&T Total Units: 3.7mm Total Global Market Size Evolution (Units)[1] 18.3 1.0 13.4 1.8 11.6 9.0 2.0 7.0 2011 17.3 3.7 1.2 2.5 2010 0.8 0.4 [Graphic Appears Here] 2009 2012 [Graphic Appears Here] 2013 [Graphic Appears Here] Excludes 4G technology (WiMAX, Multimode WCDMA / LTE and Multimode CDMA / WiMAX). Source: Femto market size per ABI Research (Q1 2009) [1] 8 Industry Overview
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[Graphic Appears Here] [Graphic Appears Here] Airwalk KDDI PRELIMINARY DRAFT Atlas Verizon Sprint CDMA — End of 2009 Cumulative Units Samsung UMTS — End of 2009 Cumulative Units 120,000 100,000 80,000 60,000 40,000 20,000 0 120,000 100,000 Potential OEM Partners UMTS CDMA 8 Jan 2010 12:09 9/55 Competitive Landscape and Channel Penetration [Graphic Appears Here] [Graphic Appears Here] 80,000 60,000 40,000 20,000 0 [Graphic Appears Here] [Graphic Appears Here] [Graphic Appears Here] [Graphic Appears Here] Ubiquisys Starhub Cisco/IPA CHT [Graphic Appears Here] [Graphic Appears Here] Huawei SFR ALU Softbank Atlas AT&T Source: CDMA and UMTS Femto units per Atlas Management presentation to the Atlas Board of Directors (15-May-2009 Strategy Review) 9 Industry Overview
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8 Jan 2010 12:09 10/55 PRELIMINARY DRAFT Atlas Strengths and Weaknesses in Femto Market [Graphic Appears Here] CDMA Strengths • A-LU Huawei, Ericsson, Hitachi, Sprint -KDDI, — development partnerships wins 1 Tier Feature Channel • UMTS Strengths • Sercomm Pirelli, software Thomson, NSN, chips, — partners solution E2E Channel • Weakness • UMTS vs. integration solution market network small cost timing a product core GPS Ultimately High Complex Require • Weakness • (AT&T) to-date trial scale yet late partner are large deployments only aggressive the standards of not part is commercial Market Not NSN No • with Atlas Management. discussions Per Source: 10 Industry Overview
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8 Jan 2010 12:09 11/55 PRELIMINARY DRAFT [Graphic Appears Here] Overview of Atlas Projections Per Atlas Management II. 11 Overview of Atlas Projections Per Atlas Management
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8 Jan 2010 12:09 12/55 PRELIMINARY DRAFT Overview of Atlas Projections Per Atlas Management Base Case ($ in millions) [Graphic Appears Here] | | | | | 490 341 149 120 103 $2013 E $ 2013 E 390 239 151 100 106 (6) $2012 E 2012 E $ FMC FMC 295 150 145 72 101 (29) Billings $ 2011 E EV-DO Operating Profit $ 2011 E EV-DO 225 83 142 52 92 (40) $2010 E $ 2010 E 16 162 146 37 96 (59) $2009 E $ 2009 E Observations [Graphic Appears Here] 17 [Graphic Appears Here] Risk in re-negotiation of Ericsson contracts Will have to decline at some point as technology matures Slower traffic growth or faster LTE conversion could result in revenue declines Management also developed a downside view for revenues Both rollouts and pricing unknown Not part of AT&T trials which is largest UMTS trials to-date EV-DO business driven by 3G traffic assumption with Femto spending estimates should be controllable but Significant traction in UMTS will be required for ultimate constant pricing — — — — ultimate market success and size highly unpredictable — projections to be achieved — Volume ramps will be required to push down costs for bill of materials Source: Atlas projections per Atlas Management (Base Case) based on Atlas Management presentations to Atlas Board of Directors (2010 — 2013 from 15-May-2009 Strategy Review, 2009 from 28-Jul- 2009 Board of Directors presentation). EV-DO and FMC projections include Management Corporate Risk Adjustments 12 Overview of Atlas Projections Per Atlas Management
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8 Jan 2010 12:09 13/55 PRELIMINARY DRAFT Atlas Projections Per Atlas Management (Base Case) | | | | | | | | | | | | 0.4% 115.9% 31.8% 2.5% NM 32.7% 1.9% NM 34.1% 34.7% 2009 — 2013 CAGR 149 341 490 108 19 127 (7) 103 17 120 0 12 (42) 90 $ 2013 E $ $25.6% $ $25.9% 18.7% $ $24.5% 20.0% 151 239 390 111 (4)107 (7) 106 (6)100 0 10 (35) 75 $ 2012 E $ $32.2% $ $27.4% 37.2% $ $25.6% 38.9% 150 (26)78 (6) (29)72 0 8 (26) 55 145 295 104 101 $ $ $ 2011 E $ $31.1% $26.4% 38.1% $24.4% 38.5% 83 94 (38)57 (5) 92 (40)52 0 7 (19) 40 142 225 $ $ $ $ $ 2010 E $ $38.7% 25.1% 38.1% 23.1% 40.2% 16 98 (57)41 (4) 96 (59)37 0 3 (13) 27 146 162 $ $ $ $ $ 2009 E $ $25.2% 22.9% in millions) A $ EV-DO FMC Billings (Non-GAAP) % Growth EV-DO FMC EBITD % Margin % Growth Depreciation & Amortization EV-DO FMC EBIT % Margin % Growth Financing Expenses Net Interest (Expense) / Income Tax Expense Net Income ( of $36.4mm owed by Nortel in 2009. recovery full 2009 Board of Directors presentation). EV-DO and FMC projections include Management Corporate Risk Adjustments Assumes Source: Atlas projections per Atlas Management (Base Case) based on Atlas Management presentations to Atlas Board of Directors (2010 - 2013 from 15-May-2009 Strategy Review, 2009 from 28-Jul- [1] 13 Overview of Atlas Projections Per Atlas Management [Graphic Appears Here]
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8 Jan 2010 12:09 14/55 PRELIMINARY DRAFT Atlas Cash Flow & Cash Projections Per Atlas Management Base Case ($ in millions) [Graphic Appears Here] Projected Cash Flow from Operations Projected Cash Balance $509 $428 $358 Nortel Receivable $256 36 $304 $81 $70 219 $54 $48 $35 2010E 2009E 2012E 2011E 2013E 2010E 2009E 2012E 2011E 2013E Adjustments. Assumes full recovery of $36.4mm owed by Nortel in 2009 include Management Corporate Risk Source: Atlas projections per Atlas Management (Base Case) based on Atlas Management presentations to Atlas Board of Directors (2010 - 2013 from 15-May-2009 Strategy Review, 2009 from 28-Jul- 2009 Board of Directors presentation). EV-DO and FMC projections 14 Overview of Atlas Projections Per Atlas Management
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8 Jan 2010 12:09 15/55 PRELIMINARY DRAFT Atlas Projections Per Atlas Management (Downside Case) ($ in millions) • Case Base Management Atlas to relative estimates Management billings Atlas of per margins rate EV-DO the gross 100% in at estimates decline constant fall to Femto faster and assumed to Assumes change Projections Opex No • | | | | | | | | | | (14.5)% 115.9% 26.8% (13.6)% NM 15.8% (15.1)% NM 15.7% 17.7% 2009 — 2013 CAGR 78 54 19 74 (7) 50 17 67 0 10 (25) 52 341 420 $ $ $ 2.4% $ $ 2.7% $ 2013 E $ 21.6% 17.5% 15.9% 76 (4)72 (7) 71 (6)65 0 9 (24) 50 106 239 345 $ $ $ $ $ 2012 E $ $ 31.0% 20.8% 32.1% 18.8% 34.0% 81 (26)54 (6) 77 (29)48 0 8 (18) 38 113 150 263 $ $ $ $ $ 2011 E $ $ 21.1% 20.6% (0.7%) 18.4% (3.8%) 83 93 (38)55 (5) 90 (40)50 0 7 (18) 39 135 217 $ $ $ $ $ 2010 E $ $ 34.1% 25.2% 33.9% 23.1% 35.5% EV-DO FMC Billings (Non-GAAP) % Growth EV-DO FMC EBITDA % Margin % Growth Depreciation & Amortization EV-DO FMC EBIT % Margin % Growth Financing Expenses Net Interest (Expense) / Income Tax Expense Net Income [Graphic Appears Here] Source: Atlas projections per Atlas Management (Downside Case) based on Atlas Management downside assumption for 2010-13 EV-DO revenues and assuming a constant gross profit margin and operating expenses decreasing at 100% of billings fall-off per Atlas Management guidance. FMC projections remain unchanged. Historical financials as of end of Q2 2009 EV-DO and FMC projections include Management Corporate Risk Adjustments. Assumes EV-DOl recovery of $36.4mm owed by Nortel in 2009 [Graphic Appears Here] 15 Overview of Atlas Projections Per Atlas Management
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8 Jan 2010 12:09 16/55 PRELIMINARY DRAFT Atlas Historical Results vs. Atlas Management Budget [Graphic Appears Here] | | | | | | | | Actual 146.9 34.8 12.6 140.1 4.2 2.1 0.5 2008 Plan 162.2 32.2 15.7 135.0 19.6 6.1 1.4 .2 34.9 91.8 138.6 0.2 3.4 Actual 142 2007 Plan 135.6 31.2 44.0 132.0 3.0 0.5 — Actual 151.9 71.3 25.1 143.2 8.7 [1] 2006 Plan 123.0 47.3 32.0 113.0 10.0 [1] Total Company Billings / Revenue Operating Profit Cash Flow from Operations Billings By Product Line EV-DO Femto Gateway Other / Specialty changed in 2007 to a Billings model. 2006 numbers are shown in the prior, revenue-based method, upon which management was measured. methods Accounting Source: Atlas Management presentation to SAC (16-April-2009) [1] 16 Overview of Atlas Projections Per Atlas Management
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8 Jan 2010 12:09 17/55 PRELIMINARY DRAFT Atlas Projections Per Atlas Management vs. Wall Street NA 35 NA 85 176 141 2010E $ 15.0% 20.0% 80.0% 48.4% 28 NA NA 91 153 125 Barclays (29-Jul-09)[1] 2009E $ 4.1% 18.1% 81.9% 59.3% — 20 NA NA 93 160 140 2010E $ 3.4% 12.8% 87.2% 58.3% NA 20 NA 93 155 135 Research Projections Needham (30-Jul-09)[1] 2009E $ 5.2% 12.7% 87.3% 60.2% — NA 48 NA 98 180 132 2010E $ 9.1% 26.5% 73.5% 54.1% NA 27 NA 96 165 138 Avondale (31-Jul-09)[1] 2009E $ 12.4% 16.2% 83.8% 57.8% — 72 101 93 225 154 2010E $ 38.7% 32.0% 68.4% 44.9% 41.2% 26 99 93 162 136 2009E $ 10.4% 16.0% 83.7% 61.2% 57.5% 14 99 94 Management Projections 147 133 2008A $ 9.3% 90.7% 67.2% 63.9% in millions) % Growth % Margin % Margin % Margin % Margin $ Billings (Non-GAAP) COGS on Billings Gross Profit on Billings Total Opex (incl. Share Based Comp.) Total Opex (excl. Share Based Comp.) Base Case ( Adjustments. Assumes full recovery of $36.4mm owed by Nortel in 2009 pre-tax in 2009 and $8.2mm pre-tax in 2010). include Management Corporate Risk 2009 Board of Directors presentation). EV-DO and FMC projections Pro-forma Net Income on Billings and EPS does not include Stock Based Compensation (estimated by Atlas Management to be $5.9mm Atlas Management does not project fully diluted share counts. Source: Atlas projections per Atlas Management (Base Case) based on Atlas Management presentations to Atlas Board of Directors (2010 - 2013 from 15-May-2009 Strategy Review, 2009 from 28-Jul- 1 2 [Graphic Appears Here] 17 Overview of Atlas Projections Per Atlas Management
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8 Jan 2010 12:09 18/55 PRELIMINARY DRAFT [Graphic Appears Here] Market Perspectives and Valuation Analyses III. 18 Valuation Analyses Market Perspectives and
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8 Jan 2010 12:09 19/55 PRELIMINARY DRAFT Overview of Atlas Equity Performance Since IPO [Graphic Appears Here] [Graphic Appears Here] Atlas Volume of 07-Aug-2009 as Bloomberg Source: 19 Valuation Analyses Market Perspectives and
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8 Jan 2010 12:09 20/55 PRELIMINARY DRAFT Atlas Relative Equity Performance [Graphic Appears Here] PriceIndexed [Graphic Appears Here] | | | | | | | | | | | | 3 Months 15.2% 20.9% (10.0)% 17.2% 6.1% 22.6% 17.1% 2.2% 14.6% (13.0)% (2.6)% (2.5)% 5.1% 6 Months 13.2% 108.4% 7.4% 54.8% 32.6% 63.2% 31.7% (3.9)% 71.8% (8.6)% 16.4% 108.8% 81.2% 9 Months 22.0% 119.4% (3.5)% 119.4% 9.8% 10.7% 26.2% 28.2% 48.9% (21.3)% 44.4% 8.1% 72.6% 12 Months 0.0% 99.8% (31.6)% 65.4% (51.3)% (42.1)% (5.9)% 6.1% (22.2)% (46.9)% (37.8)% (21.1)% (40.9)% 18 Months 15.8% 5.2% (38.9)% 46.0% (49.1)% (42.9)% (5.1)% 9.3% (37.6)% (60.3)% (2.5)% (46.2)% (42.1)% Share Price Performance Over Time Net Cash (% of Market Cap) 55.7% 22.5% 30.2% 22.3% 63.7% NM 17.5% 13.8% 11.6% 5.7% 4.0% NM NM — Atlas Acme Packet Infinera Starent Networks Sonus Networks Alcatel-Lucent Cisco Systems Ericsson Motorola Nokia RIM ADC Telecommunications CommScope Jul- 2009 Apr- 2009 Acme Packet Starent Dec- 2008 Sep- 2008 Jun- 2008 Feb- 2008 Daily from 20-Jul-2007 to 07-Aug-2009 Nov- 2007 Atlas Infinera Relative Equity Performance Since IPO Jul- 2007 (20)% includes: Alcatel-Lucent, Cisco, Ericsson, Motorola, Nokia, and RIM. Wireless Subsystems include: ADC, CommScope, and Powerwave. Commtech Other Source: Bloomberg as of 07-Aug-2009 Note: 20 Valuation Analyses Market Perspectives and
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8 Jan 2010 12:09 21/55 PRELIMINARY DRAFT Shares Traded at Various Prices [Graphic Appears Here] Outstanding)[1] (% of Float Outstanding)[1] (% of Float Traded Shares Traded Shares 54.7% 5.33 to 5.87 16.5% 63.3% 4.79 to 5.32 7.7% LTM 21.2% 4.24 to 4.78 Daily from 07-Aug-2008 to 07-Aug-2009 Weighted Average Price: 5.42 USD Last 3 Months 4.2% 1.7% 3.70 to 4.23 Total Shares Traded as Percent of Float Outstanding [1]: 192.5% 6.0% 200% 160% 120% 80% 40% 0% 200% 160% 120% 80% 40% 0% Outstanding)[1] (% of Float Outstanding)[1] (% of Float Traded Shares Traded Shares 36.9% 7.05 to 7.89 17.0% 58.3% 6.21 to 7.04 28.0% Since IPO 154.4% 5.38 to 6.20 22.9% 120.1% 4.54 to 5.37 Daily from 20-Jul-2007 to 07-Aug-2009 Weighted Average Price: 5.78 USD Last 6 Months 15.2% 21.9% 3.70 to 4.53 Total Shares Traded as Percent of Float Outstanding [1]: 391.6% 7.1% 200% 160% 120% 80% 40% 0% 200% 160% 120% 80% 40% 0% 51.7% [Graphic Appears Here] 5.88 to 6.42 17.0% [Graphic Appears Here] 6.12 to 6.42 [Graphic Appears Here] [Graphic Appears Here] [Graphic Appears Here] [Graphic Appears Here] [Graphic Appears Here] [Graphic Appears Here] [Graphic Appears Here] Weighted Average Price: 5.85 USD Total Shares Traded as Percent of Float Outstanding [1]: 51.5% Weighted Average Price: 5.77 USD Total Shares Traded as Percent of Float Outstanding [1]: 90.2% Float outstanding of 21.8mm as of 31-Jul-2009 defined as total basic shares outstanding (62.2mm as of 31-Jul-2009) less shares held by Atlas Management, Matrix, Qualcomm Inc., and Unicorn Trust / Mr. Guraj Deshpande (40.4mm as of 31-Jul-2009). Source: Bloomberg as of 07-Aug-2009 [1] 21 Valuation Analyses Market Perspectives and
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8 Jan 2010 12:09 22/55 PRELIMINARY DRAFT Research Analysts Views on Atlas [Graphic Appears Here] 7.00 7.00 6.75 6.50 $$ $$ 5.00 Target Price $ NA Sell Recommendation Hold 9 9 Buy 9 9 9 Date 28-Jul-09 02-May-09 12-May-09 29-Jul-09 18-May-09 30-Jul-09 Months Covered 13 15 NA 25 25 NA Analyst Avondale Partners Needham & Company Avian Securities Barclays Capital Deutsche Bank Argus Research Co. $6.75 $6.00 Current Median Price Target: Price: Analyst Recommendation Evolution Selected Commentary “We believe that healthy data traffic driven by increased penetration of smartphones, rising mix of non-messaging data, and broader uptake of data plans at Atlas’ carrier partners should support the core business.” • Capital 2009 29, Barclays July “Atlas, in our view, is well positioned to outpace Samsung in CDMA networks with its voice and data femtocell as Sprint and Verizon introduce data plans with their respective product offerings.” • LLC 2009 Partners 31, July Avondale “We believe the fundamentals of Atlas’ core EV-DO business remain solid and we are encouraged by the stability that should be afforded by Ericsson’s decision to purchase NT’s CDMA assets.” • 2009 Company 30, • & July Needham — Deutsche Bank February 12, 2009 “Atlas’ core EV-DO business is likely to soften in ‘09, with CDMA access upgrades past their ‘08 peak spending cycle.” August 2008 February 2009 [Graphic Appears Here] August 2009 Hold 50.0% Buy 50.0% Hold 50.0% Buy 50.0% market data as of 07-Aug-2009 IBES, Analysts: 2 Thomson Source: Analysts: 6 22 Valuation Analyses Market Perspectives and
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8 Jan 2010 12:09 23/55 PRELIMINARY DRAFT Atlas vs. Selected Comparables Projections Per Atlas Management (Base Case) [Graphic Appears Here] 2008 — 2010 Revenue Growth 36.5% 24.0% 23.8% 15.0% 4.3% [Graphic Appears Here] 3.5% [Graphic Appears Here] (0.0%) [Graphic Appears Here] [Graphic Appears Here] (0.3%) [Graphic Appears Here] (1.9%) (8.8%) (9.1%) (9.4%) (15.0%) (10.4%) (13.4%) Sonus Atlas (Base Case) Atlas (Wall Street) Acme Packet Starent Infinera RIM Ericsson Alcatel-Lucent Cisco Motorola Nokia CommScope ADC Powerwave 2009 / 2010 EBITDA Margin 32.0% 32.3% 31.6% 30.0% 33.2% 29.1% 25.1% 25.2% 25.2% 24.6% 26.9% 24.3% 11.6% 11.9% 9.3% 13.9% 9.5% 7.9% 17.8% 15.5% 7.8% 8.1% 8.2% 5.7% 3.0% [Graphic Appears Here] (1.9%) Sonus 4.7% 3.8% [Graphic Appears Here] [Graphic Appears Here] [Graphic Appears Here] [Graphic Appears Here] (1.2%) Infinera (15.9%) Atlas (Base Case) Atlas (Wall Street) Acme Packet Starent Cisco RIM Ericsson Alcatel-Lucent Nokia CommScope Motorola Powerwave ADC 2008 — 2010 EBITDA Growth 40.1% 34.4% 27.2% 22.6% 20.5% 15.8% 13.9% NM NM [Graphic Appears Here] (3.6%) [Graphic Appears Here] (5.2%) [Graphic Appears Here] [Graphic Appears Here] (3.4%) CommScope Powerwave (20.1%) ADC (20.7%) Atlas (Base Case) Atlas (Wall Street) Acme Packet Starent Infinera Motorola 2009 Sonus RIM Cisco Ericsson 2010 Nokia Alcatel-Lucent ch, Comparables projections per Thomson IBES Management Corporate Risk Adjustments. Assumes full recovery of Atlas $36.4mm owed by Nortel in 2009 and per Wall Street Resear Atlas ex. Femto (Atlas Management (Base Case)) projections assumes EV-DO business receives 10% of Management Corporate Risk Adjustment per Atlas Management. Source: Atlas projections per Atlas Management (Base Case) based on Atlas Management presentations to Atlas Board of Directors (2010 - 2013 from 15-May-2009 Strategy Review, 2009 from 28-Jul-2009 Board of Directors presentation). EV-DO and FMC projections include Note: Atlas financials based on billings for management and Wall Street Research. [1] 23 Valuation Analyses Market Perspectives and
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8 Jan 2010 12:09 24/55 PRELIMINARY DRAFT Atlas vs. Selected Comparables Projections Per Atlas Management (Base Case) [Graphic Appears Here] 2009 / 2010 EV / Revenue 4.2x 3.5x 3.5x 3.0x 3.0x 2.9x 2.9x 2.2x 1.8x 1.1x 0.7x 0.8x 0.8x 1.1x 1.1x 0.4x 0.4x 0.6x 0.6x 0.8x 0.8x 0.9x 0.9x 0.8x 0.9x 1.5x 1.1x 1.1x 0.8x [Graphic Appears Here] 0.6x [Graphic Appears Here] [Graphic Appears Here] [Graphic Appears Here] Powerwave $157 $410 Atlas (Base Case) Atlas (Wall Street) Acme Packet Starent Infinera $774 Sonus Cisco RIM Ericsson Nokia Alcatel-Lucent Motorola ADC CommScope Market Capitalization $1,735 $603 $132,263 $528 $32,025 $44,153 $16,614 $49,499 $2,478 $7,619 $723 2009 / 2010 EV / EBITDA 16.9x [Graphic Appears Here] 14.2x 12.9x 12.1x 11.3x 11.3x 10.8x 10.6x 9.9x 9.2x 9.2x 9.1x 9.0x 8.2x 7.9x 7.7x 7.2x 6.8x 6.4x 6.2x 5.2x 4.3x 3.8x 3.5x 3.1x NM NM NM NM Atlas (Base Case) Atlas (Wall Street) Starent Acme Packet Infinera Motorola Sonus RIM Nokia Alcatel-Lucent Ericsson Powerwave Cisco CommScope ADC 2009 / 2010 P / E 31.6x 27.7x 27.8x 25.5x 24.3x 18.1x 17.7x 16.7x 16.6x 16.5x 16.0x NM 15.7x NM 15.1x 14.7x 13.6x 12.8x 12.4x 12.0x [Graphic Appears Here] 11.8x ADC NM 11.9x NM NM Powerwave 11.4x 10.2x Atlas (Base Case) 7.1x [Graphic Appears Here] Atlas (Wall Street) 6.0x NM NM NM NM [Graphic Appears Here] Ericsson 16.5x 2010 [Graphic Appears Here] [Graphic Appears Here] RIM 17.5x 2009 Starent Acme Packet Infinera NM Sonus NM Cisco 14.2x Alcatel-Lucent Nokia CommScope Motorola [2] 2009 P / E (ex-Cash) 28.4x 23.5x 25.0x NM NM NM NM - 2013 from 15-May-2009 Strategy Review, 2009 from 28-Jul-2009 Board of Directors presentation). EV-DO and FMC projections include Management Corporate Risk Adjustments. Assumes full recovery of Atlas $36.4mm owed by Nortel in 2009 and per Wall Street Research, Comparables projections per Thomson IBES, market data as of 07-Aug-2009 Note: Airvana financials based on billings for management and Wall Street Research. Assumes EV-DO business receives 10% of Management Corporate Risk Adjustment. “NM” represents “Not Meaningful” as company has positive net debt or negative earnings. Source: Atlas projections per Atlas Management (Base Case) based on Management presentations to Atlas Board of Directors (2010 1 2 24 Valuation Analyses Market Perspectives and
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8 Jan 2010 12:09 25/55 PRELIMINARY DRAFT Historical Valuation Metrics [Graphic Appears Here] Forward EV / Billings EBITDA 20x 18x 16x 14x 12x 10x [Graphic Appears Here] EBITDA Billings EV / Forward [Graphic Appears Here] Multiple P / E Forward 2008 2007 2008 2008 2009 2008 2009 2009 [Graphic Appears Here] 1-Year Average Daily from 18-Oct-2007 to 07-Aug-2009 EV / EBITDA Daily from 18-Oct-2007 to 07-Aug-2009 P / E P / E (ex. Cash)[2] 1-Year Average Commtech includes: Starent, Acme Packet, Infinera, Sonus, RIM, Ericsson, Cisco, Alcatel-Lucent, Nokia, Motorola, ADC, CommScope and Powerwave Pro forma price per share calculated by subtracting net cash per share from current price per share. Pro forma earnings calculated by subtracting after-tax interest income on net cash from forecasted net income. Assumes tax rate of 35% and cash generates interest of 1.5%. Source: Capital IQ, Thomson IBES, Wall Street Research, Bloomberg as of 07-Aug-2009 Note: Due to the lack of consistent coverage since IPO, 2008A Billings EBITDA was used as a proxy for forecasted 2008 Billings EBITDA. 1 2 25 Valuation Analyses Market Perspectives and
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8 Jan 2010 12:09 26/55 PRELIMINARY DRAFT Preliminary Atlas Valuation Analysis at Various Hypothetical Prices ($ in millions) [Graphic Appears Here] | 8.00 $33.3% 80.7% 30.5% 36.8% 7.50 $25.0% 60.7% 22.3% 28.2% 7.00 $16.7% 40.6% 14.2% 19.7% 6.50 8.3% 6.0% $20.4% 11.1% 6.00 0.0% 0.0% 2.6% $(2.1%) Current Share Price Premium / (Discount) to Current Premium / (Discount) to Current (ex-cash) Premium / (Discount) to 1 Month Average Premium / (Discount) to 3 Month Average presentation). EV-DO and FMC projections include Management Corporate Risk Adjustments Historical cash balance as of end of Q2 2009 assumes full recovery of $36.4mm cash owed by Nortel. Pro forma price per share calculated by subtracting net cash per share from current price per share. Pro forma earnings calculated by subtracting after-tax interest income on net cash from forecasted net income. Assumes tax rate of 35% and cash generates interest of 1.5%. Source: Atlas projections per Atlas Management (Base Case) based on Atlas Management presentations to Atlas Board of Directors (2010 - 2013 from 15-May-2009 Strategy Review, 2009 from 28-Jul-2009 Board of Directors Note: Hypothetical analysis provided solely for illustrative purposes and does not necessarily reflect views on value or the price that a buyer would be willing to pay. 1 2 26 Valuation Analyses Market Perspectives and
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8 Jan 2010 12:09 27/55 PRELIMINARY DRAFT Present Value of Future Share Price Analysis Based on EV / EBITDA Multiple ($ in millions, except per share data) [Graphic Appears Here] | 127 487 (428) 915 72.6 [1] 7.77 5.81 YE 2012 $ Downside Case $ $ 7.74 6.33 107 411 (358) 768 71.9 $ $ $ YE 2011 Base Case 7.26 6.24 78 299 603 70.7 $ $ YE 2010 $ (304) [3] Present Value of Future Share Price Analysis [2] Present Value of Future Share Price 1-yr Fwd EBITDA Implied EV Net Debt / (Cash) Implied Equity Value Fully Diluted # of Shares (mm) Sensitivity Analysis Atlas Management Projections (Base Case) Present Value of Future Share Price Exit Year [Graphic Appears Here] [Graphic Appears Here] [Graphic Appears Here] [Graphic Appears Here] [Graphic Appears Here] Atlas Management Projections (Downside Case) Present Value of Future Share Price Exit Year [Graphic Appears Here] [Graphic Appears Here] [Graphic Appears Here] Atlas projections per Atlas Management (Base Case) based on Atlas Management presentations to Atlas Board of Directors (2010 - 2013 from 15-May-2009 Strategy Review, 2009 from 28-Jul-2009 Board of Directors presentation). EV-DO and FMC projections include Management Corporate Risk Adjustments. Atlas projections per Atlas Management (Downside Case) based on Atlas Management downside assumption for 2010-13 EV-DO revenues and assuming a constant gross profit margin and operating expenses decline at 100% rate of billings decline per Atlas Management guidance. Assumes full recovery of $36.4mm owed by Nortel in 2009. Market data as of 07-Aug-2009 Discounted to 31-Dec-2009 at a 17.5% discount rate. Enterprise value based on Atlas 1-year forward EBITDA multiple of 3.8x as of 07-Aug-2009. Share price assumes a fully diluted number of shares based on treasury method (basic shares outstanding of 62.2mm as of 31-Jul-2009, 14.3mm outstanding options as of 28-Jun-2009 with a weighted strike price of $3.43 per Atlas Q2 2009 10Q filing). The analysis does include any future stock options grant. Source: 1 2 3 27 Valuation Analyses Market Perspectives and
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8 Jan 2010 12:09 28/55 PRELIMINARY DRAFT Present Value of Future Share Price Analysis [Graphic Appears Here] | 9.97 9.55 9.16 Exit Year 2011 $ $ $ Exit Year 2011 $ 8.53 8.35 8.18 Sensitivity Analysis 2010 $$ $ Atlas Management Projections (Base Case) Present Value of Future Share Price 15.0% 17.5% 20.0% —— —— — Discount Rate — [1] 9.67 Downside Case $ 9.55 6.58 $ $ YE 2011 — Base Case 8.35 $ Present Value of Future Share Price Analysis in millions, except per share data) Based on P / E Multiple $ Present Value of Future Share Price ( [Graphic Appears Here] [Graphic Appears Here] [Graphic Appears Here] [Graphic Appears Here] [Graphic Appears Here] [Graphic Appears Here] [Graphic Appears Here] [Graphic Appears Here] Atlas projections per Atlas Management (Base Case) based on Atlas Management presentations to Atlas Board of Directors (2010 - 2013 from 15-May-2009 Strategy Review, 2009 from 28-Jul-2009 Board of Directors presentation). EV-DO and FMC projections include Management Corporate Risk Adjustments. Atlas projections per Atlas Management (Downside Case) based on Atlas Management downside assumption for 2010-13 EV-DO revenues and assuming a constant gross profit margin and operating expenses decline at 100% rate of billings decline per Atlas Management guidance. Assumes full recovery of $36.4mm owed by Nortel in 2009. Market data as of 07-Aug-2009 Discounted to 31-Dec-2009 at a 17.5% discount rate. Enterprise value based on Atlas 1-year forward P / E multiple of 12.8x as of 07-Aug-2009. Share price assumes a fully diluted number of shares based on treasury method (basic shares outstanding of 62.2mm as of 31-Jul-2009, 14.3mm outstanding options as of 28-Jun-2009 with a weighted strike price of $3.43 per Atlas Q2 2009 10Q filing). The analysis does include any future stock options grant. Source: 1 2 3 28 Valuation Analyses Market Perspectives and
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8 Jan 2010 12:09 29/55 PRELIMINARY DRAFT Discounted Cash Flow Analysis [Graphic Appears Here] Atlas Management Projections (Base Case) las Management Projections (Downside Case) At | 1.42 1.06 Femto $ $ 6.05 $5.47 7.46 5.93 — $ High 2.15 2.28 — $ $ $ $5.34 - 7.00 — $ Low 2.04 2.16 $ $ $2.39 2.26 $ $ Opex Reduction 50% 75% EV-DO Sensitivity —— — Total Value: Total Value (ex-Femto)[1]: Total Value (ex-Femto) incl. Femto Cash Burn (2010-12)[2]: % of Revenue Decline in Opex Savings —— — 3.68 3.66 $ $ Cash 1.40 1.05 Femto $ $ 6.95 $6.37 8.34 $ High 3.22 3.27 — $6.74 — $ $ $6.16 - $ Low 3.03 3.07 7.80 - $ $ $3.31 3.11 $ $ Opex Reduction Sensitivity 50% 75% EV-DO —— — Total Value: Total Value (ex-Femto)[1]: Total Value (ex-Femto) incl. Femto Cash Burn (2010-12)[2]: % of Revenue Decline in Opex Savings —— — 3.64 3.62 $ $ Cash [Graphic Appears Here] [Graphic Appears Here] [Graphic Appears Here] [Graphic Appears Here] [Graphic Appears Here] [Graphic Appears Here] • of Q4 of of [3] of balance end shares share cash of 70.6mm as to per diluted Value estimated $256mm Fully 70.2mm • • rate discount value DCF terminal 16.5-18.5% 9-year No • • and rate terminal (Acme discount type) DCF 12.9x-14.2x multiple 25-30% (venture 4-year EBITDA Starent) • • of Q4 of of [3] of balance end shares share cash of 69.9mm as to per diluted Value estimated $256mm Fully 69.5mm • • rate discount value DCF terminal 16.5-18.5% 9-year No • • and rate terminal (Acme discount type) DCF 12.9x-14.2x multiple 25-30% (venture 4-year EBITDA Starent) • Management Corporate Risk Adjustments. Atlas projections per Atlas Management (Downside Case) based on Atlas Management downside assumption for 2010-13 EV-DO revenues and assuming a constant gross profit margin and operating expenses decline at 100% rate of a 25-30% discount rate). -2009, 14.3mm outstanding options as of 28-Jun-2009 with a weighted strike price of $3.43 per Atlas Q2 2009 10Q filing). billings decline per Atlas Management guidance. Assumes full recovery of $36.4mm owed by Nortel in 2009. Market data as of 07-Aug-2009 Total value excluding Femto value without factoring the impact on share count. Value of Cash and EV-DO including the present value of unlevered FCF for Femto ($40-42mm cumulative negative present value at Share price assumes a fully diluted number of shares based on treasury method (basic shares outstanding of 62.2mm as of 31-Jul Source: Atlas projections per Atlas Management (Base Case) based on Atlas Management presentations to Atlas Board of Directors (2010 - 2013 from 15-May-2009 Strategy Review, 2009 from 28-Jul-2009 Board of Directors presentation). EV-DO and FMC projections include 1 2 3 29 Valuation Analyses Market Perspectives and
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PRELIMINARY DRAFT
[Graphic Appears Here] Selected Alternatives for Atlas IV. 30 Selected Alternatives for Atlas
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8 Jan 2010 12:09 31/55 PRELIMINARY DRAFT Overview of Atlas Selected Alternatives [Graphic Appears Here] Rationale • of business nature expansion of generative Femto delivery flow fund to through cash initiatives from business creation Femto Benefit other on EV-DO and Value plan • Considerations • FMC large future / and and and rollout unused timing LTE EV-DO with slowdown with Nortel Femto EV-DO of between structure around history dynamics accelerated of ownership stock synergies capital balance Uncertainty industry Potential termination Ericsson Volatile Limited business Inefficient cash • [Graphic Appears Here] Status Quo / Continue to Invest Recapitalize the Business Sell the Business Atlas • through value driving efficiency on remuneration dividend concerns structure shareholder ordinary capital shareholders risks and Increase special creation Improved Alternate reinvestment • • stock leveraged to trading stocks for stability impact technology available provided negatively risk be has paying to may finance unlikely balance payout dividend Debt recapitalization Cash and Few Increased • • and value current floor immediately to provides value premium full a price proposal realize capture share to to current Potential Potential historical Existing • • use given cash realize equity universe to private multi-year difficult for buyer projected potentially development debt limited of raising Potentially value stage in management Femto given Difficulty buyers • 31 Selected Alternatives for Atlas
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8 Jan 2010 12:09 32/55 PRELIMINARY DRAFT Leverage Considerations for Atlas ($ in billions) [Graphic Appears Here] Bank Loan Volumes — LTM Observations $4.8 $4.1 $2.3 $1.0 $0.9 $0.7 Apr- 09 $0.5 Dec- 08 $0.1 [Graphic Appears Here] Aug- 09 Jul-09 $0.0 $0.0 $0.0 $0.0 $0.0 Mar- 09 Aug- 08 Sep- 08 Oct- 08 Nov- 08 Jan- 09 Feb- 09 May- 09 Jun- 09 High Yield Bond Market Volumes — LTM $26.0 $18.0 $17.7 Majority has been historically LBO debt (Sungard, Avaya, First Data), most of which has not been distributed and remain with underwriters Markets beginning to show strength but remain very Volume remains muted for bank loans High yield market has seen strong issuance in the last few months Technology has seen very little debt issuance No public market recap in last two years suggesting Atlas will only have access to bank markets given size Access for LBO easier than public recap given validation selective — lenders unlikely to fund public recaps of private equity and new capital invested below debt $10.5 $8.6 $5.9 | $4.1 Feb- 09 $2.2 Oct- 08 $2.2 Mar- 09 $1.9 Aug- 08 $0.7 $0.0 [Graphic Appears Here] $0.2 [Graphic Appears Here] Aug- 09 Jul-09 Sep- 08 Nov- 08 Dec- 08 Jan- 09 Apr- 09 May- 09 Jun- 09 Source: Goldman Sachs Syndicate Desk 32 Selected Alternatives for Atlas
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8 Jan 2010 12:09 33/55 PRELIMINARY DRAFT Recapitalization — Special Dividend Atlas Management Projections (Base Case) — Future Share Price Analysis (Incl. Dividends) ($ in millions, except per share data) [Graphic Appears Here] [1] Presentation Value of Future Share Price Analysis Sensitivity Analysis Present Value of Future Share Price (incl. Dividends) Exit Year [Graphic Appears Here] PV of Dividend per Share (DPS) PV of Share Price (ex-DPS) Present Value of Future Share Price $3.31 [Graphic Appears Here] [Graphic Appears Here] Present Value of Future Share Price (incl. Dividends) Exit Year YE 2009 1-yr Fwd EBITDA [2] Implied EV Net Debt / (Cash) Implied Equity Value [3] Fully Diluted # of Shares (mm) [Graphic Appears Here] 62.2 [Graphic Appears Here] Share Share per Future Implied Price Dividend $3.31 127 487 (50) 537 76.2 7.05 0.84 4.35 0.52 YE 2012 $ $$ $ $ 107 410 (50) 460 76.2 6.05 0.64 4.38 0.47 $ $$ $ $ YE 2011 - 78 299 (50) 349 76.1 4.59 0.57 $ 3.91 0.48 $ $ $ $ YE 2010 price adjusted post 2009 100% of the available FCF, with a minimum cash balance of $50mm. -2009, 14.3mm outstanding options as of 28-Jun-2009 with a weighted strike price of $3.43 per Atlas Q2 2009 10Q filing). Strike Source: Atlas projections per Atlas Management (Base Case) based on Atlas Management presentations to Atlas Board of Directors (2010 - 2013 from 15-May-2009 Strategy Review, 2009 from 28-Jul-2009 Board of Directors presentation). EV-DO and FMC projections include Management Corporate Risk Adjustments. Assumes full recovery of $36.4mm owed by Nortel in 2009 Discounted to 31-Dec-2009 at a 17.5% discount rate. Assuming an initial special dividend of $206mm and then a distribution of Enterprise value based on Atlas 1-year forward EBITDA multiple of 3.8x as of 07-Aug-2009. Share price assumes a fully diluted number of shares based on treasury method (basic shares outstanding of 62.2mm as of 31-Jul special dividend by the amount per share of the dividend based on the basic number of shares outstanding. The analysis does include any future stock options grant. [1] 2 3 33 Selected Alternatives for Atlas
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8 Jan 2010 12:09 34/55 PRELIMINARY DRAFT Future Share Price Analysis (Incl. Dividends) Recapitalization - Special Dividend Atlas Management Projections (Downside Case) - ($ in millions, except per share data) [Graphic Appears Here] [1] Present Value of Future Share Price Analysis Sensitivity Analysis Present Value of Future Share Price (incl. Dividends) Exit Year [Graphic Appears Here] PV of Dividend per Share (DPS) PV of Share Price (ex-DPS) Present Value of Future Share Price $3.31 [Graphic Appears Here] [Graphic Appears Here] Present Value of Future Share Price (incl. Dividends) Exit Year YE 2009 1-yr Fwd EBITDA [2] Implied EV Net Debt / (Cash) Implied Equity Value [3] Fully Diluted # of Shares (mm) [Graphic Appears Here] 62.2 [Graphic Appears Here] Share Share per Future Implied Price Dividend $3.31 | 74 282 (50) 332 76.1 4.37 0.54 $ 2.69 0.33 YE 2012 $ $ $ $ 72 275 (50) 325 76.0 4.28 0.46 $ 3.10 0.33 $ $ $ $ YE 2011
54 209 (50) 259 75.9 3.40 0.57 $ 2.90 0.48 $ $ $ $ YE 2010 price adjusted post 2009 ement Corporate Risk Adjustments. Assumes full recovery of $36.4mm owed by Nortel in 2009 100% of the available FCF, with a minimum cash balance of $50mm. -2009, 14.3mm outstanding options as of 28-Jun-2009 with a weighted strike price of $3.43 per Atlas Q2 2009 10Q filing). Strike guidance. FMC projections remain unchanged. Historical financials as of end of Q2 2009. EV-DO and FMC projections include Manag Discounted to 31-Dec-2009 at a 17.5% discount rate. Assuming an initial special dividend of $206mm and then a distribution of Enterprise value based on Atlas 1-year forward EBITDA multiple of 3.8x as of 07-Aug-2009. Share price assumes a fully diluted number of shares based on treasury method (basic shares outstanding of 62.2mm as of 31-Jul special dividend by the amount per share of the dividend based on the basic number of shares outstanding. The analysis does include any future stock options grant. Source: Atlas projections per Atlas Management (Downside Case) based on Atlas Management downside assumption for 2010-13 EV-DO revenues and assuming a constant gross profit margin and operating expenses decline at 100% rate of billings decline per Atlas Management 1 2 3 34 Selected Alternatives for Atlas
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8 Jan 2010 12:09 35/55 PRELIMINARY DRAFT Sell the Business Available Options [Graphic Appears Here] Observations • business sponsors EV-DO of restructure interested stability and space costs the space potentially and in the of flow public history in markets cash remove interest universe capital value to sponsors limited to reducing Likely Potential Limited Likely Size Challenging • A. Sell to a Financial Sponsor B. Sell to a Strategic Sell the Business • a in process result not sale did strategic buyers logical complicates parties most with further interested Ericsson discussions / Limited Prior sale Nortel • C. Sell Femto • see a and wait representing to use buyers standalone cash encourage saleable multi-year EV-DO universe may more projected buyers from buyer state basis potential separate limited industry potentially for to tax Difficult Nascent Femto Low Management hurdle Potential • 35 Selected Alternatives for Atlas
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8 Jan 2010 12:09 36/55 PRELIMINARY DRAFT Sell the Business Overview of SAC Proposal and Potential LBO Financing ($ in millions) [Graphic Appears Here] | 256 175 90 520 $ $ Sources Uses Illustrative Sources & Uses Existing Atlas Cash Term Loan Sponsor Equity / Management Rollover Total Sources - 175 million Term Loan (the “Term Loan”) $ 7.00 per share acquisition price Maximum Total Leverage Ratio Illustrative Term Sheet — SAC Up to B1 / B+ area 5 years from closing Fully secured Moderate amortization required (7.5 — 10% per annum with bullet at maturity) Usual and customary conditions To include the following: Credit Facility: Assumed Ratings: Maturity: Security: Amortization: Conditions: Financial Covenants: Rate Tenor 5 years L + 6.000% Source: Atlas projections per Atlas Management (Base Case) based on Atlas Management presentations to Atlas Board of Directors (2010 — 2013 from 15-May-2009 Strategy Review, 2009 from 28-Jul-2009 Board of Directors presentation). EV-DO and FMC projections include Management Corporate Risk Adjustments. Assumes full recovery of $36.4mm owed by Nortel in 2009 Note: Assumes 3.0% Libor floor. 36 Selected Alternatives for Atlas
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8 Jan 2010 12:09 37/55 PRELIMINARY DRAFT Pro Forma Financial Profile Acquisition at $7 per Share ($ in millions) [Graphic Appears Here] | 0.4% (100.0)% (2.2% ) 2.5% NM 27.5% 1.9% NM 29.2% 25.9% 2009 — 2013 CAGR 0 0 (5) 0 (1)(1) 68 149 149 108 108 103 103 (32) $ 2013 E $ $(1.7%) $ $72.6% (2.6%) $ $69.5% (2.9%) 151 0 151 111 0 111 (5) 106 0 106 (1)(6)(32) 67 4.6% 6.4% 5.6% $ 2012 E $ $ $ $73.3% $ $70.3% 145 0 145 104 0 104 (3) 101 0 101 (1)(11)(28) 60 1.5% 9.3% $ 2011 E $ $ $ $72.1% 10.3% $ $69.7% 0 94 0 94 (2) 92 0 92 (1)(14)(25) 52 142 142 $ $ $ $ $ 2010 E $ $(12.2%) 66.3% 131.0% 64.7% 148.3% 146 16 98 (57)41 (4) 96 (59)37 03(13) 27 162 $ $ $ $ $ 2009 E $ $25.2% 22.9% EV-DO FMC Billings (Non-GAAP) % Growth EV-DO FMC EBITDA % Margin % Growth Depreciation & Amortization EV-DO FMC EBIT % Margin % Growth Financing Expenses Net Interest (Expense) / Income Tax Expense Net Income Source: Atlas projections per Atlas Management (Base Case) based on Atlas Management presentations to Atlas Board of Directors (2010 — 2013 from 15-May-2009 Strategy Review, 2009 from 28-Jul-2009 Board of Directors presentation). EV-DO and FMC projections include Management Corporate Risk Adjustments. Assumes full recovery of $36.4mm owed by Nortel in 2009. Assumes a cost of debt of L+6.00% (3% Libor floor) Note: Analysis assumes no contribution of FMC post 2012. 37 Selected Alternatives for Atlas
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8 Jan 2010 12:09 38/55 PRELIMINARY DRAFT Illustrative Return Analysis Atlas Management Projections (Base Case) Assuming No Value for Femto Business ($ in millions) [Graphic Appears Here] Dividends Realization of Femto Value (YE 2012) Payout / (Investment) [Graphic Appears Here] | 21 0 0 2019 E $ 12 0 0 2018 E $ 23 0 0 2017 E $ 34 0 0 2016 E $ 46 0 0 2015 E $ 57 0 0 2014 E $ 26 0 0 7 per Share 2013 E $ $ 0 0 0 2012 E $ 0 0 0 2011 E $ 0 0 0 2010 E $ 0 0 Illustrative Return Analysis @ 2009 E $ (90) EV-DO revenues assume to decrease to $0mm in 2019, ratably from 2014, assuming a constant gross profit margin and operating expenses decline at 100% rate of billings decline per Management guidance. EV-DO and FMC projections include Management Corporate Risk Adjustments. EV-DO Assumes full recovery of $36.4mm owed by Nortel in 2009. Assumes a cost of debt of L+6.00% (3% Libor floor) Source: Atlas projections per Atlas Management (Base Case) based on Atlas Management presentations to Atlas Board of Directors (2010 - 2013 from 15-May-2009 Strategy Review, 2009 from 28-Jul-2009 Board of Directors presentation). Note: Analysis assumes no contribution of FMC post 2012. 38 Selected Alternatives for Atlas
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8 Jan 2010 12:09 39/55 PRELIMINARY DRAFT ase) Assuming No Value for Femto Business Illustrative Return Analysis Atlas Management Projections (Downside C ($ in millions) [Graphic Appears Here] Dividends Realization of Femto Value (YE 2012) Payout / (Investment) Total Return Profile [Graphic Appears Here] | 21 0 0 21 2019 E $ 12 0 0 12 2018 E $ 23 0 0 23 2017 E $ 34 0 0 34 2016 E $ 45 0 0 45 2015 E $ 0 0 0 0 2014 E $ 0 0 0 0 7 per Share 2013 E $ $ 0 0 0 0 2012 E $ 0 0 0 0 2011 E $ 0 0 0 0 2010 E $ 0 0 (90) Illustrative Return Analysis @ 2009 E $ (90) [Graphic Appears Here] [Graphic Appears Here] [Graphic Appears Here] | over Investment Femto Cumulative — - NM 1.7% 6.6% 8.00 11.8% 17.2% 22.5% $ 7.50 0.7% 6.2% 12.3% 18.7% 25.2% 31.6% Sensitivity Analysis $ 7.00 5.6% 12.9% 21.0% 29.4% 37.7% 45.6% Price per Share $ 6.50 13.9% 25.2% 37.6% 50.0% 61.5% 72.1% $ 6.00 37.4% 68.8% 99.1% $124.4% 145.5% 163.8% 0 50 $100 150 200 250 5.6% $ IRR — No Exit with Femto Sale $$ $ $ 0.0x 2.6x 5.3x 7.9 x 10.5 x 13.1 x — - — - — — IRR — No Exit with Femto Shutdown Price per Share [Graphic Appears Here] [Graphic Appears Here] Source: Atlas projections per Atlas Management (Downside Case) based on Atlas Management downside assumption for 2010-13 EV-DO revenues and assuming a constant gross profit margin and operating expenses decline at 100% rate of billings decline per Atlas Management guidance. FMC projections remain unchanged. Historical financials as of end of Q2 2009. EV-DO and FMC projections include Management Corporate Risk Adjustments. Assumes full recovery of $36.4mm owed by Nortel in 2009 Note: Analysis assumes no contribution of FMC post 2012. 39 Selected Alternatives for Atlas
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8 Jan 2010 12:09 40/55 PRELIMINARY DRAFT Selected Industry Participants ($ in millions) [Graphic Appears Here] Company [Graphic Appears Here] | [2] N/A N/A 7.00/share [1] NM 0.9% $ 2010 Accretion / Dilution @ Cash 225 N/A 9,880 714 Market Cap 585 N/A 78,146 903 Company [1] 7.00/share 37.8% 5.0% 0.4% 2.1% $ 2010 Accretion / Dilution @ 462 Cash $2,207 33,551 8,071 723 Market Cap $14,742 132,263 32,025 [Graphic Appears Here] [Graphic Appears Here] [Graphic Appears Here] [Graphic Appears Here] [Graphic Appears Here] [Graphic Appears Here] [Graphic Appears Here] l-2009 Board of ed on Atlas Management presentations to Atlas Board of Directors (2010 - 2013 from 15-May-2009 Strategy Review, 2009 from 28-Ju Assumes full recovery of $36.4mm owed by Nortel in 2009. Cash based on CapitalIQ, market data as of 07-Aug-2009 Directors presentation). EV-DO and FMC projections include Management Corporate Risk Adjustments. Assumes 25% / 75% cash debt financing for ADC and 100% cash financing for Broadcom, Cisco, Ericsson, and Qualcomm. Assumes tax rate of 35%, cost of debt of 8.0%, and interest rate on cash of 1.5%. Netgear accretion dilution assumed for Femto business only. Acquisition of Femto only for $100mm. “NM” = Not Meaningful as dilution is superior to 75%. Source: Selected industry participant information based on Thomson IBES, Atlas projections per Atlas Management (Base Case) bas 1 2 40 Selected Alternatives for Atlas
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[Graphic Appears Here] 15.0 9.3 5.0 2.3 PRELIMINARY DRAFT Fund Size $ Company 27.4 24.0 21.7 16.0 Fund Size $ 8 Jan 2010 12:09 41/55 in billions) Company Selected Private Capital Players in the Space $ — ( [Graphic Appears Here] [Graphic Appears Here] [Graphic Appears Here] [Graphic Appears Here] [Graphic Appears Here] [Graphic Appears Here] [Graphic Appears Here] [Graphic Appears Here] Source: Companies’ filings, SDC 41 Selected Alternatives for Atlas
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8 Jan 2010 12:09 42/55 PRELIMINARY DRAFT [Graphic Appears Here] Supporting Materials Appendix A: 42 Supporting Materials
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8 Jan 2010 12:09 43/55 Overview of Shareholder Base [Graphic Appears Here] PRELIMINARY DRAFT Top 20 Shareholders 16.5% 9.3% 8.9% 8.1% 6.8% 4.9% 4.2% 3.9% 3.5% 2.7% 1.5% 1.5% 1.3% 1.2% 1.1% 1.0% 0.7% 0.6% 0.6% 0.5% 21.2% 10,262,760 5,813,521 5,550,780 5,059,609 4,201,377 3,047,289 2,588,145 2,437,169 2,189,208 1,658,950 934,400 925,283 788,343 726,439 710,451 649,100 448,314 360,185 359,508 330,000 13,185,169 Matrix Partners QUALCOMM Inc. Unicorn Trust Matrix VII Management Co., LLC Matrix Capital Management Gururaj Deshpande PalmerDodge Advisors LLC Sanjeev Verma Randall S. Battat Vedat M. Eyuboglu Needham Investment Management, LLC Venesprie Capital Management, LLC Palo Alto Investors, LLC The Vanguard Group, Inc. Barclays Global Investors UK Holdings Limited Renaissance Technologies Corp. The Bank of New York, Asset Mngt Arm State Street Global Advisors, Inc. Dimensional Fund Advisors LP AIG SunAmerica Asset Mgnt Corp. Other Includes Matrix Partner, Matrix VII Management Co., LLC, Matrix Capital Management. Source: Thomson Reuters Note: Management includes Sanjeev Verma, Randall Battat, Vedat Eyuboglu, Jeffrey Glidden. [1] Exhibit c—4 .pdf [Graphic Appears Here] Total Outstanding Shares: 62.2mm 43 Supporting Materials
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8 Jan 2010 12:09 44/55 PRELIMINARY DRAFT Comparison of Selected Companies [Graphic Appears Here] x 15.7 x 16.0 12.4 14.7 25.5 12.0 16.1 15.2 2010 x Calendarized P/E Multiples (2) NM 16.7 16.6 18.1 NM 16.5 17.0 16.6 2009 x 5.2 x 9.9 6.4 9.2 7.6 6.8 7.5 7.2 2010 A x EV/ EBITD 9.2 x 9.1 7.9 11.3 16.9 9.0 10.5 9.1 2009 x 0.4 x 2.9 0.9 2.2 0.6 0.8 1.3 0.8 2010 x EV/ Sales 0.4 x 3.0 0.9 2.9 0.6 0.8 1.4 0.9 2009 9,794 27,599 42,398 14,775 48,472 42,03334,998 $109,161 Enterprise Value (1) $ 7,619 32,025 44,153 16,614 49,449 47,02138,089 $132,263 Equity Market Cap (1) $ % 54% 89 89 59 69 52 68.6 63.8 % of 52 Week High ) $ 3.35 22.18 9.73 76.98 7.13 13.32 Mean Closing Price ( 7-Aug-2009 $ Median Broad Systems Companies Co. (4) Category Leaders Company Alcatel-Lucent Cisco Systems, Inc. (3) Ericsson Research In Motion Ltd. Motorola Inc. Nokia Corp. All research estimates have been calendarized to December. S are based on IBES median estimates and/or other Wall Street research. Equity Market Cap based on diluted shares outstanding. Projected revenues, EBITDA, EBIT, and EP Latest publicly available financial statements. LTM numbers are based on latest publicly available financial statements. Source: Sources: Cash and shares outstanding pro forma for acquisitions of Pure Digital Technologies and Tidal Software Pro Forma for cash sale of TEMS which closed on 02-Jun-2009. Pro Forma for acquisition of Convergence which closed on 29-Apr-2009. (1) (2) (3) (4) (5) Source: Atlas projections per Atlas Management (Base Case) based on Atlas Management presentations to Atlas Board of Directors (2010 — 2013 from 15-May-2009 Strategy Review, 2009 from 28-Jul-2009 Board of Directors presentation). EV-DO and FMC projections include Management Corporate Risk Adjustments. Assumes full recovery of $36.4mm owed by Nortel in 2009 44 Supporting Materials
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8 Jan 2010 12:09 45/55 PRELIMINARY DRAFT Atlas Discounted Cash Flow Analysis | | | | | | 0 0 0 0 0 0 2019 E $(100.0)% n.m. $ n.m. $ 25 18 (1) 17 (6)12 2018 E $(50.0)% 72.6% $69.5% $ 50 36 (2) 34 (11)23 2017 E $(33.3)% 72.6% $69.5% $ 74 54 (2) 52 (17)35 2016 E $(25.0)% 72.6% $69.5% $ 99 72 (3) 69 (22)47 2015 E $(20.0)% 72.6% $69.5% $ 124 90 (4) 86 (28)59 $ $ 2014 E $(16.7)% 72.6% 69.5% 149 108 (5) 103 (33)70 $ 2013 E $(1.7)% 72.6% $69.5% 151 111 (5) 106 (34)72 4.6% $ 2012 E $73.3% $70.3% 145 104 (3) 101 (32)68 1.5% $ 2011 E $72.1% $69.7% Free Cash Flow Build 142 94 (2) 92 (29)63 $ $ 2010 E $(2.8)% 66.3% 64.7% 146 98 (2) 96 (31)65 $ $ 2009 E $66.7% 65.4% in millions) % Growth % Margin % Margin $ Billings (Non-GAAP) EBITDA (—) Depreciation and Amortization Operating Income on Billings (—) Taxes Operating Income Before Interest After Tax EV-DO ( Business Equity Value Per Share — Sensitivity Analysis Equity Value Per Share [Graphic Appears Here] WACC [Graphic Appears Here] [Graphic Appears Here] Source: Atlas projections per Atlas Management (Base Case) based on Atlas Management presentations to Atlas Board of Directors (2010 — 2013 from 15-May-2009 Strategy Review, 2009 from 28-Jul-2009 Board of Directors presentation). EV-DO and FMC projections include Management Corporate Risk Adjustments Note: Assumes 17.5% WACC and tax rate of 32.0%. 45 Supporting Materials
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8 Jan 2010 12:09 46/55 PRELIMINARY DRAFT Atlas Discounted Cash Flow Analysis FMC Business ($ in millions) | | 19 (2) 17 341 5.6% $4.9% $43.0% 2013 E (4) (2) (6) 239 $ 2012 E $58.7% (1.6)% (2.7)% 150 (26) (3) (29) $ 2011 E $82.1% (17.4)% (19.1)% 83 (38) (2) (40) $(46.0)% $(48.6)% Free Cash Flow Build 2010E Billings (Non-GAAP) % Growth EBITDA % Margin (—) Depreciation and Amortization Operating Income on Billings % Margin Equity Value Per Share — Sensitivity Analysis [Graphic Appears Here] Equity Value Per Share Terminal Value Multiple [Graphic Appears Here] [Graphic Appears Here] Source: Atlas projections per Atlas Management (Base Case) based on Atlas Management presentations to Atlas Board of Directors (2010 — 2013 from 15-May-2009 Strategy Review, 2009 from 28-Jul-2009 Board of Directors presentation). EV-DO and FMC projections include Management Corporate Risk Adjustments Note: Assumes 27.5% WACC, a 13.5x EV / EBITDA terminal value multiple, and a tax rate of 32.0%. 46 Supporting Materials
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8 Jan 2010 12:09 47/55 Illustrative WACC Analysis [Graphic Appears Here] PRELIMINARY DRAFT [Graphic Appears Here] 0 $182 373 mm) $ Basic Market Cap (mm) 373 Current Capital Structure ( Gross Debt Excess Cash [1] Basic Mkt Cap Wd Wc We Rf 2a 0.0% 95.3% 195.3% 4.59% 1.22 OK WACC Calculation Target Capital Structure (%) Asset Beta (Comps Median) Gross Debt / (Debt — Excess Cash + Equity) Excess Cash / (Debt — Excess Cash + Equity) Equity / (Debt — Excess Cash + Equity) Risk-Free Rate [2] [Graphic Appears Here] Assumes minimum cash of $50mm. Cash balance as of 30-Jun-2009 per Atlas Q2 2009 10Q filling assuming full recovery of $36.4mm owed by Nortel in 2009 Current U.S. 30 year Treasury rate as of August 07, 2009. Ibbotson’s equity risk premium from 1926 — 2008. Not applicable given target cost structure includes no debt. Assumes U.S. statutory tax rate. Source: Companies’ filings, predicted beta information from Barra, Capital IQ, market data as of August 07, 2009 1 2 3 4 5 Exhibit c—4 .pdf 47 Supporting Materials
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8 Jan 2010 12:09 48/55 PRELIMINARY DRAFT Atlas Management Projections Per Atlas Management EV-DO Projections Per Atlas Management (Base Case) [Graphic Appears Here] (1.8) 2.4 (9.1) (6.7) 4.5% (3.5) (25.5) (29.1) $150.4 148.6 (1.7)% 141.9 95.5% 19.6% $ 2013 E (3.7) 4.6% 2.9 (9.5) (6.6) 4.4% (2.1) (27.4) (29.5) $155.0 151.3 144.7 95.6% 19.5% $ 2012 E (7.1) 1.5% 4.2 (9.4) (5.2) 3.6% (1.3) (29.2) (30.5) $151.7 144.6 139.4 96.4% 21.1% $ 2011 E (0.1) 0.1 (10.1) 7.1% (0.4) (32.3) (32.8) $142.5 142.4 (2.8)% (10.3) 132.3 92.9% 23.0% $ 2010 E (0.0) 0.5 8.9% (0.6) (30.4) (31.0) $146.5 146.5 (13.5) (13.1) 133.4 91.1% 21.1% $ 2009 E Corporate Risk Adjustment Standalone Billings (Non-GAAP) % Growth Corporate Risk Adjustment Standalone COGS on Billings % Margin Gross Profit on Billings % Margin Corporate Risk Adjustment Standalone R&D Expense % Margin EV-DO and FMC projections include Management Corporate Risk Adjustments .. Source: Atlas projections per Atlas Management (Base Case) based on Atlas Management presentations to Atlas Board of Directors (2010 — 2013 from 15-May-2009 Strategy Review, 2009 from 28-Jul-2009 Board of Directors presentation) 48 Supporting Materials
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8 Jan 2010 12:09 49/55 PRELIMINARY DRAFT Atlas Management Projections Per Atlas Management FMC Projections Per Atlas Management (Base Case) [Graphic Appears Here] (16.0) 357.4 341.4 43.0% 21.3 61.9% 130.1 38.1% (31.8) (33.1) (64.9) 19.0% (8.4) $ (232.6) (211.3) $ 2013 E 26.0 84.3 (6.3) (33.3) 272.0 238.7 58.7% 64.7% 35.3% (18.6) (31.9) (50.5) 21.2% $ (180.4) (154.4) $ 2012 E (63.7) 214.2 150.4 82.1% 37.6 68.3% 47.6 31.7% (11.6) (31.9) (43.5) 28.9% (4.5) $ (140.4) (102.8) $ 2011 E (1.1) 83.7 82.6 1.3 20.7 (4.0) (1.3) $ (63.2) (61.9) 74.9% 25.1% (31.9) (35.9) 43.5% 425.8% $ 2010 E (0.0) 15.7 15.7 4.2 2.9 (5.1) (0.4) $ (17.1) (12.8) 81.7% $18.3% (33.4) (38.4) 244.6% 2009 E Corporate Risk Adjustment Standalone Billings (Non-GAAP) % Growth Corporate Risk Adjustment Standalone COGS on Billings % Margin Gross Profit on Billings % Margin Corporate Risk Adjustment Standalone R&D Expense % Margin Corporate Risk Adjustment EV-DO and FMC projections include Management Corporate Risk Adjustments .. Source: Atlas projections per Atlas Management (Base Case) based on Atlas Management presentations to Atlas Board of Directors (2010 — 2013 from 15-May-2009 Strategy Review, 2009 from 28-Jul-2009 Board of Directors presentation) 49 Supporting Materials
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8 Jan 2010 12:09 50/55 PRELIMINARY DRAFT Atlas Management Projections Per Atlas Management UMTS Femto Projections Per Atlas Management (Base Case) [Graphic Appears Here] | | | | | | | | | | | | | 167.9 54.0% (100.2) 59.7% 67.7 40.3% (15.4) 9.2% (9.2) 5.5% (4.2) 2.5% 0.0 0.0% 0.0 0.0% (28.8) 17.1% $ $ 2013 E 109.0 20.5% (64.5) 59.2% 44.5 40.8% (14.8) 13.6% (8.7) 8.0% (3.6) 3.3% 0.0 0.0% 0.0 0.0% (27.2) 24.9% $ $ 2012 E 90.5 (50.7) 56.0% 39.8 44.0% (14.5) 16.0% (7.8) 8.6% (2.9) 3.2% 0.0 0.0% 0.0 0.0% (25.3) 27.9% $402.1% $ 2011 E 18.0 (14.1) 3.9 (6.2) (2.3) 0.0 0.0% 0.0 0.0% 78.2% $21.8% (14.2) 78.6% 34.2% 12.6% (22.6) $1160.3% 125.5% 2010 E 1.4 (2.6) (1.1) (7.1) (2.2) 0.0 0.0% 0.0 0.0% $ $ (14.3) (23.6) 179.5% (79.5)% 1001.0% 495.1% 156.6% 1652.7% 2009 E Billings (Non-GAAP) % Growth COGS on Billings % Margin Gross Profit on Billings % Margin R&D Expense % Margin Sales and Marketing % Margin General and Admin. % Margin IPR&D % Margin Stock Based Comp. Expense % Margin Total Operating Expenses % Margin EV-DO and FMC projections include Management Corporate Risk Adjustments .. Source: Atlas projections per Atlas Management (Base Case) based on Atlas Management presentations to Atlas Board of Directors (2010 — 2013 from 15-May-2009 Strategy Review, 2009 from 28-Jul-2009 Board of Directors presentation) 50 Supporting Materials
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8 Jan 2010 12:09 51/55 PRELIMINARY DRAFT Atlas Management Projections Per Atlas Management CDMA Femto Projections Per Atlas Management (Base Case) [Graphic Appears Here] | | | | | | | | | | | | | | | | | 188.9 16.3% (131.8) 69.8% 57.1 30.2% (17.7) 9.4% (7.7) 4.1% (4.2) 2.2% 0.0 0.0% 0.0 0.0% (29.6) 15.7% $ $ 2013 E 162.4 33.6% (115.3) 71.0% 47.1 29.0% (17.1) 10.5% (6.6) 4.1% (3.5) 2.2% 0.0 0.0% 0.0 0.0% (27.2) 16.8% $ $ 2012 E (88.5) 33.0 (5.4) 4.5% (2.9) 2.3% 0.0 0.0% 0.0 0.0% (25.0) 121.6 96.9% 72.8% 27.2% (16.7) 13.7% 20.6% $ $ 2011 E 61.7 (46.6) 15.2 (4.4) 7.1% (2.4) 4.0% 0.0 0.0% 0.0 0.0% (24.0) 75.5% 24.5% (17.1) 27.7% 38.8% $373.4% $(14.3)% 2010 E 13.0 (12.0) 1.1 8.1% (4.3) (2.3) 0.0 0.0% 0.0 0.0% 91.9% $ (16.9) 32.7% 17.6% (23.4) $129.4% 179.7% 2009 E Billings (Non-GAAP) % Growth COGS on Billings % Margin Gross Profit on Billings % Margin R&D Expense % Margin Sales and Marketing % Margin General and Admin. % Margin IPR&D % Margin Stock Based Comp. Expense % Margin Total Operating Expenses % Margin EV-DO and FMC projections include Management Corporate Risk Adjustments .. Source: Atlas projections per Atlas Management (Base Case) based on Atlas Management presentations to Atlas Board of Directors (2010 — 2013 from 15-May-2009 Strategy Review, 2009 from 28-Jul-2009 Board of Directors presentation) 51 Supporting Materials
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8 Jan 2010 12:09 52/55 PRELIMINARY DRAFT Atlas Management Projections Per Atlas Management UAG Projections Per Atlas Management (Base Case) [Graphic Appears Here] | | | | | | | | | | | | | | | 0.6 0.0% (0.6) 0.1 0.0 0.0% 0.0 0.0% (0.1) 0.0 0.0% 0.0 0.0% (0.1) $88.2% $11.8% 11.6% 11.6% 2013E 0.6 (0.6) 0.1 0.0 0.0% 0.0 0.0% (0.1) 0.0 0.0% 0.0 0.0% (0.1) $(70.0)% 86.5% $13.5% 10.5% 10.5% 2012E 2.1 (1.2) 0.9 (0.7) (0.1) 2.4% (0.2) 7.6% 0.0 0.0% 0.0 0.0% (0.9) $(46.7)% 56.0% $44.0% 33.0% 43.0% 2011E 4.0 (2.6) 1.4 (0.6) (0.6) (0.2) 5.5% 0.0 0.0% 0.0 0.0% (1.4) $220.9% 63.8% $36.2% 16.1% 14.3% 36.0% 2010E 1.2 (2.5) (1.3) (2.2) (1.1) (0.4) 0.0 0.0% 0.0 0.0% (3.7) $203.8% $(103.8)% 173.8% 87.8% 33.1% 294.7% 2009E Billings (Non-GAAP) % Growth COGS on Billings % Margin Gross Profit on Billings % Margin R&D Expense % Margin Sales and Marketing % Margin General and Admin. % Margin IPR&D % Margin Stock Based Comp. Expense % Margin Total Operating Expenses % Margin EV-DO and FMC projections include Management Corporate Risk Adjustments .. Source: Atlas projections per Atlas Management (Base Case) based on Atlas Management presentations to Atlas Board of Directors (2010 — 2013 from 15-May-2009 Strategy Review, 2009 from 28-Jul-2009 Board of Directors presentation) 52 Supporting Materials
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